Exhibit 99.1

FINAL FOR RELEASE

Contacts:

Chad Holmes	Andrew Blazier
Chief Financial Officer	Senior Associate
Charles River Associates	Sharon Merrill Associates, Inc.
312-377-2322	617-542-5300

CHARLES RIVER ASSOCIATES (CRA) REPORTS
RESULTS FOR THE SECOND QUARTER OF 2018

Strength Across Services and Geographies Continues to Drive Growth in Revenue and Profits;

Raises Revenue Guidance for Fiscal 2018

BOSTON, August 2, 2018 — Charles River Associates (NASDAQ: CRAI), a worldwide leader in providing economic, financial and management consulting services, today announced financial results and filed its Form 10-Q for the fiscal second quarter ended June 30, 2018.

Key Second-Quarter Fiscal 2018 Highlights

•                  Revenue grew 13% year over year to $105.5 million.

•                  Utilization was 79%, while quarter-end headcount increased 4.7% year over year.

•                  Net income increased 79% year over year to $6.8 million, or 6.5% of revenue, compared with $3.8 million, or 4.1% of revenue, in the second quarter of fiscal 2017; non-GAAP net income increased 40% year over year to $5.8 million, or 5.5% of revenue, compared with $4.1 million, or 4.4% of revenue, in the second quarter of fiscal 2017.

•                  Earnings per diluted share increased 80% year over year to $0.79; non-GAAP earnings per diluted share increased 40% year over year to $0.67.

•                  Non-GAAP EBITDA grew 21% year over year to $10.7 million, or 10.2% of revenue compared with $8.9 million, or 9.5% of revenue, in the second quarter of fiscal 2017.

•                  On a constant currency basis relative to the second quarter of fiscal 2017, revenue was benefited by $1.2 million, while GAAP and non-GAAP net income, earnings per diluted share and EBITDA were minimally impacted.

•                  CRA returned $13.5 million of capital to its shareholders, consisting of $1.4 million of dividend payments and $12.1 million for share repurchases of approximately 216,000 shares, at an average price of $55.99 per share.

Management Commentary

“CRA delivered excellent results in the second quarter, driven by continued broad-based, profitable growth,” said Paul Maleh, CRA’s President and Chief Executive Officer. “Capitalizing on our strong top line performance and utilization, we expanded profit margins and grew non-GAAP net income and non-GAAP EBITDA by 40% and 21%, respectively, compared with the second quarter of last year.”

“For the second quarter of fiscal 2018, revenue from legal and regulatory services grew 26% year over year, with exceptional performance from our Antitrust & Competition Economics, Finance, Forensic Services, and Labor and Employment practices,” Maleh continued. “In management consulting, our Energy and Life Sciences practices had a solid quarter, contributing to overall revenue growth. We continued to demonstrate strength across geographies, with revenues from North America and international operations growing 14% and 9% year over year, respectively.

“Demonstrating the strength and quality of our portfolio, we have now reported double-digit, year-over-year revenue growth for each of the past seven quarters, and year-over-year revenue growth for 15 of the past 18 quarters. Although not a guarantee of future performance, we are proud of our accomplishments,” Maleh said.

Outlook and Financial Guidance

“We are excited by our record first-half revenue and by trends in lead flow and new project originations,” Maleh said. “As a result, on a constant currency basis relative to fiscal 2017, we are raising our fiscal 2018 revenue guidance to the range of $398 million to $406 million from $380 million to $392 million and reaffirming our guidance for non-GAAP EBITDA margin in the range of 8.8% to 9.8%. While we are very pleased with our first-half performance, we remain mindful of the uncertainties around global economic conditions and the short-term challenges associated with the integration of incoming consultants as we continue to grow headcount.”

CRA does not provide reconciliations of its annual non-GAAP EBITDA margin guidance to GAAP net income margin because CRA is unable to estimate with reasonable certainty the revaluation of contingent consideration liabilities, unusual gains or charges, foreign currency exchange rates, and the resulting effect of these items, and of equity awards, on CRA’s taxes without unreasonable effort. These items are uncertain, depend on various factors, and may have a material effect on CRA’s results computed in accordance with GAAP. A reconciliation between the historical GAAP and non-GAAP financial measures presented in this release is provided in the financial tables at the end of this release.

Quarterly Dividend

On August 2, 2018, CRA’s Board of Directors announced a quarterly cash dividend of $0.17 per common share, payable on September 21, 2018 to shareholders of record as of August 28, 2018. CRA expects to continue paying quarterly dividends, the declaration, timing and amounts of which remain subject to the discretion of CRA’s Board of Directors.

Conference Call Information and Prepared CFO Remarks

CRA will host a conference call today at 10:00 a.m. ET to discuss its second-quarter 2018 financial results. To listen to the live call, please visit the “Investor Relations” section of CRA’s website at http://www.crai.com, or dial (877) 709-8155 or (201) 689-8881. An archived version of the webcast will be available on CRA’s website for one year.

In combination with this press release, CRA has posted prepared remarks by its CFO Chad Holmes under “Conference Call Materials” in the “Investor Relations” section on CRA’s website at http://www.crai.com. These remarks are offered to provide the investment community with additional background on CRA’s financial results prior to the start of the conference call.

About Charles River Associates (CRA)

Charles River Associates® is a global consulting firm specializing in economic, financial, and management consulting services. CRA advises clients on economic and financial matters pertaining to litigation and regulatory proceedings, and guides corporations through critical business strategy and performance-related issues. Since 1965, clients have engaged CRA for its unique combination of functional expertise and industry knowledge, and for its objective solutions to complex problems. Headquartered in Boston, CRA has offices throughout the world. Detailed information about Charles River Associates, a registered trade name of CRA International, Inc., is available at www.crai.com. Follow us on LinkedIn, Twitter, and Facebook.

NON-GAAP FINANCIAL MEASURES

In this release, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with financial measures that were not calculated in accordance with GAAP. CRA believes that the non-GAAP financial measures described below are important to management and investors because these measures are more indicative of CRA’s ongoing operating results and financial condition.

The adjustments made to the financial measures identified in this release as “non-GAAP” are as follows: for all periods presented, CRA has excluded certain non-cash adjustments relating principally to valuation changes in contingent consideration; for the year to date period ending June 30, 2018, CRA has also excluded net costs related to a lease recapture; for the second quarter of fiscal 2018 and the year to date period ended June 30, 2018, CRA has also excluded the impact of the Tax Cuts and Jobs Act; and for the second quarter of fiscal 2017 and the year to date period ended July 1, 2017, CRA has also excluded the results of its GNU subsidiary which sold substantially all of its assets in April 2016, and impairments on certain intangible assets. This release also presents certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates. Finally, this release also presents the non-GAAP financial metric EBITDA. In addition to supplementing its understanding and evaluation of CRA’s performance, these non-GAAP measures are used by CRA in its budgeting process, and the non-GAAP adjustments described above are made to the performance criteria for some of CRA’s performance-based compensation.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in this release. EBITDA and the financial measures identified in this release as “non-GAAP” are reconciled to their GAAP comparable measures in the financial tables appended to the end of this press release. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

SAFE HARBOR STATEMENT

Statements in this press release concerning our future business, operating results and financial condition, including those concerning guidance on future revenue and non-GAAP EBITDA margin, the continuation of any trend, our expectations regarding the payment of any future quarterly dividends, and statements using the terms “expect,” “encouraged,” or similar expressions, are “forward-looking” statements as defined in Section 21 of the Exchange Act. These statements are based upon our current expectations and various underlying assumptions. Although we believe there is a reasonable basis for these statements and assumptions, and these statements are expressed in good faith, these statements are subject to a number of additional factors and uncertainties. Our actual revenue and non-GAAP EBITDA margin in fiscal 2018 on a constant currency basis relative to fiscal 2017 could differ materially from the guidance presented herein, and our actual performance and results may differ materially from the performance and results contained in or implied by the other forward-looking statements made herein, due to many important factors. These factors include, but are not limited to, the possibility that the demand for our services may decline as a result of changes in general and industry specific economic conditions; the timing of engagements for our services; the effects of competitive services and pricing; our ability to attract and retain key employee or non-employee experts; the inability to integrate and utilize existing consultants and personnel; the decline or reduction in project work or activity; global economic conditions including less stable political and economic environments; foreign currency exchange rate fluctuations; unanticipated expenses and liabilities; risks inherent in international operations; changes in tax law or accounting standards, rules, and regulations; our ability to collect on forgivable loans should any become due; and professional and other legal liability or settlements. Additional risks and uncertainties are discussed in our periodic filings with the Securities and Exchange Commission under the heading “Risk Factors.” The inclusion of such forward-looking information should not be regarded as our representation that the future events, plans, or expectations contemplated will be achieved. We undertake no obligation to update any forward-looking statements after the date of this press release, and we do not intend to do so.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED JUNE 30, 2018 COMPARED TO THE QUARTER ENDED JULY 1, 2017

(In thousands, except per share data)

	Quarter Ended June 30, 2018					Quarter Ended July 1, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
	GAAP	% of	Adjustments to	Non-GAAP	% of	GAAP	% of	Adjustments to	Non-GAAP	% of
	Results	Revenues	GAAP Results (1)	Results	Revenues	Results	Revenues	GAAP Results (2)	Results	Revenues

Revenues	$105,538	100.0%	$—	$105,538	100.0%	$93,563	100.0%	$—	$93,563	100.0%
Cost of services (exclusive of depreciation and amortization)	69,705	66.0%	(1,739)	71,444	67.7%	65,220	69.7%	297	64,923	69.4%
Selling, general and administrative expenses	23,739	22.5%	—	23,739	22.5%	20,259	21.7%	562	19,697	21.1%
Depreciation and amortization	2,433	2.3%	—	2,433	2.3%	2,236	2.4%	—	2,236	2.4%
Income (loss) from operations	9,661	9.2%	1,739	7,922	7.5%	5,848	6.3%	(859)	6,707	7.2%

Interest and other income (expense), net	76	0.1%	—	76	0.1%	71	0.1%	250	(179)	-0.2%
Income (loss) before provision for income taxes and noncontrolling interest	9,737	9.2%	1,739	7,998	7.6%	5,919	6.3%	(609)	6,528	7.0%
Provision for income taxes	2,898	2.7%	(701)	2,197	2.1%	2,012	-2.2%	383	2,395	-2.6%
Net income (loss)	6,839	6.5%	1,038	5,801	5.5%	3,907	4.2%	(226)	4,133	4.4%
Net (income) loss attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	(94)	-0.1%	(94)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$6,839	6.5%	$1,038	$5,801	5.5%	$3,813	4.1%	$(320)	$4,133	4.4%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.84			$0.72		$0.45			$0.49
Diluted	$0.79			$0.67		$0.44			$0.48

Weighted average number of shares outstanding:
Basic	8,053			8,053		8,428			8,428
Diluted	8,550			8,550		8,618			8,618

(1) These adjustments relate principally to valuation changes in contingent consideration and the additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”).

(2)  These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo”. In April 2016, substantially all of GNU’s assets were sold.  In addition, these adjustments also include impairments on certain intangible assets and revaluation changes of contingent consideration liabilities associated with prior acquisitions.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR-TO-DATE PERIOD ENDED JUNE 30, 2018 COMPARED TO THE YEAR-TO-DATE PERIOD ENDED JULY 1, 2017

(In thousands, except per share data)

	Year-to-Date Period Ended June 30, 2018					Year-to-Date Period Ended July 1, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
	GAAP	% of	Adjustments to	Non-GAAP	% of	GAAP	% of	Adjustments to	Non-GAAP	% of
	Results	Revenues	GAAP Results (1)	Results	Revenues	Results	Revenues	GAAP Results (2)	Results	Revenues

Revenues	$205,014	100.0%	$—	$205,014	100.0%	$181,734	100.0%	$—	$181,734	100.0%
Cost of services (exclusive of depreciation and amortization)	139,096	67.8%	(1,846)	140,942	68.7%	127,801	70.3%	297	127,504	70.2%
Selling, general and administrative expenses	45,389	22.1%	555	44,834	21.9%	38,975	21.4%	614	38,361	21.1%
Depreciation and amortization	4,664	2.3%	—	4,664	2.3%	4,199	2.3%	—	4,199	2.3%
Income (loss) from operations	15,865	7.7%	1,291	14,574	7.1%	10,759	5.9%	(911)	11,670	6.4%

Interest and other income (expense), net	(202)	-0.1%	—	(202)	-0.1%	(232)	-0.1%	250	(482)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	15,663	7.6%	1,291	14,372	7.0%	10,527	5.8%	(661)	11,188	6.2%
Provision for income taxes	3,938	1.9%	(633)	3,305	1.6%	3,790	-2.1%	383	4,173	-2.3%
Net income (loss)	11,725	5.7%	658	11,067	5.4%	6,737	3.7%	(278)	7,015	3.9%
Net (income) loss attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	(71)	0.0%	(71)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$11,725	5.7%	$658	$11,067	5.4%	$6,666	3.7%	$(349)	$7,015	3.9%

Net Income per share attributable to CRA International, Inc.:
Basic	$1.43			$1.35		$0.79			$0.83
Diluted	$1.35			$1.27		$0.77			$0.81

Weighted average number of shares outstanding:
Basic	8,169			8,169		8,423			8,423
Diluted	8,649			8,649		8,619			8,619

(1) These adjustments relate principally to valuation changes in contingent consideration, net costs related to a lease recapture, and the additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”).

(2)  These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo”. In April 2016, substantially all of GNU’s assets were sold.  In addition, these adjustments also include impairments on certain intangible assets and revaluation changes of contingent consideration liabilities associated with prior acquisitions.

CRA INTERNATIONAL, INC.

UNAUDITED NON-GAAP EBITDA AND RECONCILIATION TO NET INCOME

FOR THE FISCAL QUARTER AND YEAR-TO-DATE PERIOD ENDED JUNE 30, 2018 COMPARED TO THE FISCAL QUARTER AND YEAR-TO-DATE PERIOD ENDED JULY 1, 2017

(In thousands)

	Quarter Ended June 30, 2018					Quarter Ended July 1, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
		% of	Adjustments to		% of		% of	Adjustments to		% of
	GAAP	Revenues	GAAP Results (1)	Non-GAAP	Revenues	GAAP	Revenues	GAAP Results (3)	Non-GAAP	Revenues

Revenues	$105,538	100.0%	$—	$105,538	100.0%	$93,563	100.0%	$—	$93,563	100.0%

Net income (loss) attributable to CRA International, Inc.	$6,839	6.5%	$1,038	$5,801	5.5%	$3,813	4.1%	$(320)	$4,133	4.4%
Net income (loss) attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	94	0.1%	94	—	0.0%
Net income (loss)	6,839	6.5%	1,038	5,801	5.5%	3,907	4.2%	(226)	4,133	4.4%
Interest expense, net	301	0.3%	—	301	0.3%	133	0.1%	—	133	0.1%
Provision for income taxes	2,898	2.7%	701	2,197	2.1%	2,012	2.2%	(383)	2,395	2.6%
Depreciation and amortization	2,433	2.3%	—	2,433	2.3%	2,236	2.4%	—	2,236	2.4%
EBITDA	$12,471	11.8%	$1,739	$10,732	10.2%	$8,288	8.9%	$(609)	$8,897	9.5%

	Year-to-Date Period Ended June 30, 2018					Year-to-Date Period Ended July 1, 2017
		GAAP			Non-GAAP		GAAP			Non-GAAP
		% of	Adjustments to		% of		% of	Adjustments to		% of
	GAAP	Revenues	GAAP Results (2)	Non-GAAP	Revenues	GAAP	Revenues	GAAP Results (3)	Non-GAAP	Revenues

Revenues	$205,014	100.0%	$—	$205,014	100.0%	$181,734	100.0%	$—	$181,734	100.0%

Net income (loss) attributable to CRA International, Inc.	$11,725	5.7%	$658	$11,067	5.4%	$6,666	3.7%	$(349)	$7,015	3.9%
Net income (loss) attributable to noncontrolling interests, net of tax	—	0.0%	—	—	0.0%	71	0.0%	71	—	0.0%
Net income (loss)	11,725	5.7%	658	11,067	5.4%	6,737	3.7%	(278)	7,015	3.9%
Interest expense, net	338	0.2%	—	338	0.2%	245	0.1%	—	245	0.1%
Provision for income taxes	3,938	1.9%	633	3,305	1.6%	3,790	2.1%	(383)	4,173	2.3%
Depreciation and amortization	4,664	2.3%	—	4,664	2.3%	4,199	2.3%	—	4,199	2.3%
EBITDA	20,665	10.1%	1,291	19,374	9.5%	14,971	8.2%	(661)	15,632	8.6%

(1) These adjustments relate principally to valuation changes in contingent consideration and the additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”).

(2) These adjustments relate principally to valuation changes in contingent consideration, net costs related to a lease recapture, and the additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”).

(3) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo”. In April 2016, substantially all of GNU’s assets were sold.  In addition, these adjustments also include impairments on certain intangible assets and revaluation changes of contingent consideration liabilities associated with prior acquisitions.

 CRA INTERNATIONAL, INC.

 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

 (In thousands)

	June 30,	December 30,
	2018	2017

Assets
Cash and cash equivalents	$9,025	$54,035
Accounts receivable and unbilled services, net	127,162	113,333
Other current assets	17,355	16,913
Total current assets	153,542	184,281

Property and equipment, net	50,780	44,643
Goodwill and intangible assets, net	97,187	98,208
Other assets	44,960	34,625
Total assets	$346,469	$361,757

Liabilities and shareholders’ equity
Accounts payable	$22,141	$18,473
Accrued expenses	67,702	94,573
Borrowings on revolving line of credit	20,789	—
Other current liabilities	6,348	8,935
Total current liabilities	116,980	121,981
Non-current liabilities	32,931	32,547
Total liabilities	149,911	154,528

Total shareholders’ equity	196,558	207,229
Total liabilities and shareholders’ equity	$346,469	$361,757

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year-to-Date	Fiscal Year-to-Date
	June 30,	July 1,
	2018	2017
Operating activities:
Net income	$11,725	$6,737
Adjustments to reconcile net income to net cash used in operating activities, net of effect of acquired businesses:
GNU gain on sale of business	—	(250)
Non-cash items, net	11,744	11,112
Accounts receivable and unbilled services	(14,833)	(18,809)
Working capital items, net	(41,437)	(7,273)
Net cash used in operating activities	(32,801)	(8,483)

Investing activities:
Consideration relating to acquisitions, net	—	(16,163)
Purchases of property and equipment	(8,939)	(2,650)
GNU cash proceeds from sale of business assets	—	250
Net cash used in investing activities	(8,939)	(18,563)

Financing activities:
Issuance of common stock, principally stock option exercises	916	2,699
Borrowings under line of credit	30,161	11,500
Repayments under line of credit	(8,802)	(11,500)
Tax withholding payments reimbursed by restricted shares	(1,783)	(703)
Cash paid on dividend equivalents	(98)	(25)
Cash dividend paid to shareholders	(2,795)	(2,377)
Repurchases of common stock	(20,389)	(12,417)
Net cash used in financing activities	(2,790)	(12,823)

Effect of foreign exchange rates on cash and cash equivalents	(480)	1,007

Net decrease in cash and cash equivalents	(45,010)	(38,862)
Cash and cash equivalents at beginning of period	54,035	53,530

Cash and cash equivalents at end of period	$9,025	$14,668

Noncash investing and financing activities:
Issuance of restricted common stock for acquired business	$—	$3,044
Repurchases of common stock payable	$—	$—
Purchases of property and equipment not yet paid for	$4,704	$841
Purchases of property and equipment paid for by a third party	$—	$450
Asset retirement obligations	$220	$—
Supplemental cash flow information:
Cash paid for income taxes	$1,158	$5,229
Cash paid for interest	$273	$170